Draft of October 24, 2005
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 18, 2005

                       Advancis Pharmaceutical Corporation
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             (Exact name of registrant as specified in its charter)

            Delaware                   000-50414               52-2208264
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

  20425 Seneca Meadows Parkway, Germantown, Maryland              20876
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       (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (301) 944-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On October 18, 2005, Steven A. Shallcross, notified Advancis Pharmaceutical Corporation (the "Company") of his resignation as Senior Vice President and Chief Financial Officer of the Company, effective November 4, 2005. Mr. Shallcross is leaving to pursue other interests. Mr. Shallcross had served as Senior Vice President and Chief Financial Officer of the Company pursuant to an Executive Employment Agreement dated February 22, 2002 (the "Employment Agreement"). Under the terms of the Employment Agreement, Mr. Shallcross will receive salary and benefits accrued through the date of his departure and reimbursement of previously incurred expenses. Certain post-employment restrictions on Mr. Shallcross will continue to apply. A description of the Employment Agreement is incorporated herein by reference from the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 22, 2005.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On October 24, 2005, the Company announced the resignation of its Senior Vice President and Chief Financial Officer, Steven A. Shallcross, as discussed above. On October 24, 2005, the Company also announced that its Board of Directors appointed Robert C. Low, currently the Corporate Controller of the Company, as Vice President, Finance and Acting Chief Financial Officer.

Mr. Low, 51, joined the Company in August 2003 as Corporate Controller and has been responsible for the Company's accounting, tax, financial reporting, budgeting, and internal controls since that time. From May 2000 to June 2003, Mr. Low was Senior Vice President and Corporate Controller for American Medical Laboratories, Inc., a laboratory diagnostics company, prior to its acquisition by Quest Diagnostics, Inc. From December 1998 to May 2000, Mr. Low was Vice President and Controller for the Process Division of Stone and Webster Engineering Corporation, a public engineering and construction company. Prior to that, Mr. Low held positions of increasing responsibility with Dresser Industries, a publicly-held oil and gas services company, including Chief Financial Officer of a related joint-venture company. He also had nine years experience with a major public accounting firm and is a Certified Public Accountant.

A copy of the press release regarding the announcement is filed herewith as
Exhibit 99.1 and the information contained therein is incorporated by reference into this Item 5.02 of this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

EXHIBIT NO.         DESCRIPTION
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99.1                Press Release dated October 24, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ADVANCIS PHARMACEUTICAL CORPORATION


                                            By:  /s/ Robert C. Low
                                                 -------------------------------
                                                 Robert C. Low
                                                 Vice President Finance &
                                                 Acting Chief Financial Officer

Date: October 24, 2005